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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 1, 2006


                                   UWINK, INC.
               (Exact name of Registrant as specified in charter)


            Utah                     000-29217                  87-0412110
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

                    16106 HART STREET, VAN NUYS, CALIFORNIA 91406
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (818) 909 6030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13(e)-4(c))

EXPLANATORY NOTE

On December 8, 2006, uWink, Inc. (referred to in this discussion as "we", "us" or "our") amended its Quarterly Reports on Form 10-QSB for the first three quarters of 2006 to present amended and restated financial statements and related financial information. We described the reasons for these restatements in the amended quarterly filings as well as in a letter to shareholders dated December 9, 2006 attached as Exhibit 99.1 to our Current Report on Form 8-K filed on December 9, 2006 and posted to our blog at http://blog.uwink.com/.

On January 5, 2007, we received a letter from the Securities and Exchange Commission asking us, among other things, to file an Item 4.02 Form 8-K for the restatement of the financial statements for the periods ended March 31, June 30 and September 30, 2006.

We are filing this Item 4.02 Form 8-K in response to the January 5th SEC comment letter. In addition, in the January 5th letter, the SEC commented that, in accordance with EITF 00-19, we should consider further revising our 2006 quarterly financial statements to account for the change in the fair value of the warrant liability during the periods. The fair value of the warrant liability is calculated using the Black Scholes valuation model, which requires the input of certain assumptions in the calculation, including the current stock price. In particular, the relative value of the stock price at the time of warrant issuance to the stock price at the time of recalculation of the fair value of the warrant liability significantly affects the magnitude of the change in the value of the warrant liability. Because our stock price fluctuated substantially during the June and September 2006 quarters, the fair value of the warrant liability also fluctuated accordingly.

In response, we are further amending and restating our financial statements for the quarters ended June 30, 2006 and September 30, 2006 to account for the change in the fair value of the warrant liability during the periods. In consultation with our independent accountants, we have determined that the March 31, 2006 quarterly financial statements, as restated and filed with the SEC on December 8, 2006, do not require further amendment under EITF 00-19 because there was no material change in the fair value of the warrants issued as of March 31, 2006.

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 1, 2006, our Chief Executive Officer and Chief Financial Officer concluded that our previously issued financial statements for the periods ended March 31, June 30 and September 30, 2006 should not be relied upon because of our decision to change the accounting treatment for certain financing warrants issued during those periods. We filed amended Forms 10-QSB for these periods on December 8, 2006 to restate the financial statements for the periods to reflect liability treatment for the fair value of certain financing warrants issued during the periods.

Furthermore, on January 17, 2007, our Chief Executive Officer and Chief Financial Officer concluded that our previously issued financial statements for the periods ended June 30 and September 30, 2006, as amended and restated as of December 8, 2006, should not be relied upon because of our decision to further revise the accounting treatment for the financing warrants to record the change in the fair value of the warrant liability during the periods. We filed amended Forms 10-QSB for June 30 and September 30, 2006 on January 18, 2007 to further restate the financial statements to account for the change in the fair value of the warrant liability during the periods. For further information, please see
Item 4.02(A) below.


ITEM 4.02(A).     NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS.

In our unaudited quarterly financial statements for 2006 as originally filed we had, in consultation with our independent accountants, interpreted and applied EITF 00-19 to treat the fair value of financing warrants as a cost of raising equity with a corresponding amount debited to additional paid-in capital.

In a letter to us dated November 9, 2006, the Securities and Exchange Commission raised questions as to our interpretation of EITF 00-19 as it relates to our accounting treatment of financing warrants issued during 2006. In consultation with our independent accountants, on December 1, 2006 our Chief Executive Officer and Chief Financial Officer determined to amend and restate the financial statements and information for the quarters ended March 31, June 30 and September 30, 2006 to recognize expense for the fair value of the financing warrants issued during the period and to book a corresponding amount as short term warrant liability on the relevant balance sheet dates.

In a letter to us dated January 5, 2007, the SEC raised additional questions as to our interpretation of EITF 00-19 as it impacts our revised accounting for the financing warrants. On January 17, 2007, our Chief Executive Officer and Chief Financial Officer determined, in consultation with our independent accountants, to further amend and restate the financial statements and information for the three and six months ended June 30, 2006 and the three and nine months ended September 30, 2006 to reflect the change in the fair value of the warrant liability during those periods.

Further information on the restatements can be found in Note 2 to the Unaudited Consolidated Financial Statements in our amended quarterly report for March 31, 2006 filed with the SEC on December 8, 2006, and our amended quarterly reports for June 30 and September 30, 2006 filed with the SEC on January 18, 2007. Our Chief Executive Officer and Chief Financial Officer discussed the matters disclosed in this filing with our independent accountants.

RESTATEMENT OF UNAUDITED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED MARCH 31, 2006

As originally filed, the $500,444 fair value of certain warrants issued during the three months ended March 31, 2006 was accounted for as a cost of raising equity with a corresponding amount debited to additional paid-in capital.

A provision in the Securities Purchase Agreement governing the Company's private placement transaction completed on March 3, 2006 requires the Company to file a registration statement with the Securities and Exchange Commission covering the resale of the shares of common stock and shares of common stock underlying the warrants purchased by the investors in that transaction as promptly as possible and that, if the registration statement is not declared effective by the SEC within 180 days of the closing date of the transaction, or if the Company fails to keep the registration statement continuously effective until all the shares (and shares underlying warrants) are either sold or can be sold without restriction under Rule 144(k), that the Company pay the investors monthly liquidated damages equal to 1.5% of their investment until the registration statement is declared and kept effective or all the shares have been sold or can be sold without restriction under Rule 144(k) (in the case of a failure to keep the registration statement continuously effective). In connection with the March 3, 2006 transaction, the Company issued 450,000 immediately-exercisable, three-year warrants to a placement agent. The warrants issued to the placement agent are not subject to this registration rights/liquidated damages for failure to register provision.

In accordance with EITF 00-19, the Company has determined to amend and restate the financial statements for the three months ended March 31, 2006 to recognize expense of $500,444 for the fair value of the warrants issued to the investors in this transaction and to record a corresponding short term warrant liability of $500,444 on the March 31, 2006 balance sheet. Because the placement agent's warrants are not subject to registration rights/liquidated damages for failure to register, the fair value of the 450,000 warrants issued to the placement agent of $90,080 was accounted for as a cost of raising equity with a corresponding amount debited to additional paid-in capital.

The following presents the effect on the Company's previously issued financial statements for the three months ended March 31, 2006. THE TABLES SET FORTH BELOW ONLY PRESENT THOSE ACCOUNTS THAT WERE AFFECTED BY THE RESTATEMENT.

Balance sheet at March 31, 2006:


                                                                    Previously          Increase
                                                                     Reported           (Decrease)         Restated
                                                                     --------           ----------         --------

CURRENT LIABILITIES
Warrant Liability                                                            -            500,444           500,444
TOTAL CURRENT LIABILITIES                                            1,647,314            500,444         2,147,758

STOCKHOLDERS' EQUITY
Accumulated deficit                                                (25,178,436)          (500,444)      (25,678,880)
TOTAL STOCKHOLDERS' DEFICIT                                           (288,817)          (500,444)         (789,261)


                                       4



Statement of operations for the three months ended March 31, 2006:


                                                                    Previously          Increase
                                                                     Reported           (Decrease)         Restated
                                                                     --------           ----------         --------


OTHER INCOME (EXPENSE)
Fair value of warrant liability                                              -           (500,444)         (500,444)
TOTAL OTHER EXPENSES                                                  (139,782)          (500,444)         (640,226)
NET LOSS                                                              (408,895)          (500,444)         (909,339)
NET LOSS PER COMMON SHARE - BASIC & DILUTED                              (0.02)             (0.02)            (0.04)


                                       5



Statement of cash flows for the three months ended March 31, 2006:

CASH FLOW FROM OPERATING ACTIVITIES:
Net loss                                                              (408,895)          (500,444)         (909,339)

Adjustment to reconcile net loss to net cash
used in operating activities:
Fair value of warrant liability                                              -            500,444           500,444

The net effect of the restatement is an increase of $500,444 in total other expense for the three months ended March 31, 2006 and an increase of $500,444 in net loss for the three months ended March 31, 2006. As a result, basic and diluted net loss per share increased by $0.02 per share for the three months ended March 31, 2006.

RESTATEMENT OF UNAUDITED FINANCIAL STATEMENTS FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2006

As originally filed, the $509,364 fair value (as calculated as of the issuance dates) of certain warrants issued during the six months ended June 30, 2006 was accounted for as a cost of raising equity with a corresponding amount debited to additional paid-in capital.

A provision in the Securities Purchase Agreements governing the Company's private placement transactions completed on March 3, 2006, May 9, 2006 and June 12, 2006 requires the Company to file a registration statement with the Securities and Exchange Commission covering the resale of the shares of common stock and shares of common stock underlying the warrants purchased by the investors in those transactions as promptly as possible and that, if the registration statement is not declared effective by the SEC within 180 days of the closing date of the transaction, or if the Company fails to keep the registration statement continuously effective until all the shares (and shares underlying warrants) are either sold or can be sold without restriction under Rule 144(k), that the Company pay the investors monthly liquidated damages equal to 1.5% of their investment until the registration statement is declared and kept effective or all the shares have been sold or can be sold without restriction under Rule 144(k) (in the case of a failure to keep the registration statement continuously effective). In connection with the March 3, 2006 transaction, the Company issued 450,000 immediately-exercisable, three-year warrants to a placement agent. The warrants issued to the placement agent are not subject to this registration rights/liquidated damages for failure to register provision.

The fair value of the warrants issued to the investors in these transactions, as calculated as of June 30, 2006, was $345,684. In accordance with EITF 00-19, the Company has determined to amend and restate the financial statements for the three and six months ended June 30, 2006 to recognize expense of $345,684 for the fair value, as calculated as of June 30, 2006, of the warrants issued to the investors in these transactions and to record a corresponding short term warrant liability of $345,684 on the June 30, 2006 balance sheet. Because the placement agent's warrants are not subject to registration rights/liquidated damages for failure to register, the fair value of the 450,000 warrants issued to the placement agent of $90,080 was accounted for as cost of raising equity with a corresponding amount debited to additional paid-in capital.

The following presents the effect on the Company's previously issued financial statements for the six months ended June 30, 2006. THE TABLES SET FORTH BELOW ONLY PRESENT THOSE ACCOUNTS THAT WERE AFFECTED BY THE RESTATEMENT.

Balance sheet at June 30, 2006:

                                                                   Previously           Increase
                                                                     Reported           (Decrease)         Restated
                                                                     --------           ----------         --------

CURRENT LIABILITIES
Warrant Liability                                                            -            345,684           345,684
TOTAL CURRENT LIABILITIES                                            1,677,459            345,684         2,023,143

STOCKHOLDERS' EQUITY
Accumulated deficit                                                (26,038,241)          (345,684)      (26,383,926)
TOTAL STOCKHOLDERS' DEFICIT                                           (904,004)          (345,684)       (1,249,688)


Statement of operations for the six months ended June 30, 2006:

                                                                    Previously           Increase
                                                                     Reported           (Decrease)         Restated
                                                                     --------           ----------         --------

OTHER INCOME (EXPENSE)
Fair value of warrant liability                                              -           (345,684)         (345,684)
TOTAL OTHER INCOME (EXPENSE)                                           (53,760)          (345,684)         (399,444)
NET LOSS                                                            (1,268,700)          (345,684)       (1,614,384)
NET LOSS PER COMMON SHARE - BASIC & DILUTED                              (0.08)             (0.02)            (0.10)


                                       7



Statement of cash flows for the six months ended June 30, 2006:

CASH FLOW FROM OPERATING ACTIVITIES:
Net loss                                                            (1,268,700)          (345,684)       (1,614,384)

Adjustment to reconcile net loss to net cash
used in operating activities:
Fair value of warrant liability                                              -            345,684           345,684

The net effect of the restatement is an increase of $345,684 in total other expense for the six months ended June 30, 2006 and an increase of $345,684 in net loss for the six months ended June 30, 2006. As a result, basic and diluted net loss per share increased by $0.02 per share for the six months ended June 30, 2006.


RESTATEMENT OF UNAUDITED FINANCIAL STATEMENTS FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2006

As originally filed, the $3,139,769 fair value (as calculated as of the issuance dates) of certain warrants issued during the nine months ended September 30, 2006 was accounted for as a cost of raising equity with a corresponding amount debited to additional paid-in capital.

A provision in the Securities Purchase Agreements governing the Company's private placement transactions completed on March 3, 2006, May 9, 2006, June 12, 2006 and September 18, 2006 requires the Company to file a registration statement with the Securities and Exchange Commission covering the resale of the shares of common stock and shares of common stock underlying the warrants purchased by the investors in those transactions as promptly as possible and that, if the registration statement is not declared effective by the SEC within 180 days of the closing date of the transaction, or if the Company fails to keep the registration statement continuously effective until all the shares (and shares underlying warrants) are either sold or can be sold without restriction under Rule 144(k), that the Company pay the investors monthly liquidated damages equal to 1.5% of their investment until the registration statement is declared and kept effective or all the shares have been sold or can be sold without restriction under Rule 144(k) (in the case of a failure to keep the registration statement continuously effective). In connection with the March 3, 2006 transaction, the Company issued 450,000 immediately-exercisable, three-year warrants to a placement agent. The warrants issued to the placement agent are not subject to this registration rights/liquidated damages for failure to register provision.

The fair value of the warrants issued to the investors in these transactions, as calculated as of September 30, 2006, was $6,583,902. In accordance with EITF 00-19, the Company has determined to amend and restate the financial statements for the three and nine months ended September 30, 2006 to recognize expense of $6,583,902 for the fair value of the warrants, as calculated as of September 30, 2006, issued to the investors in these transactions and to record a corresponding short term warrant liability of $6,583,902 on the September 30, 2006 balance sheet. Because the placement agent's warrants are not subject to registration rights/liquidated damages for failure to register, the fair value of the 450,000 warrants issued to the placement agent of $90,080 was accounted for as cost of raising equity with a corresponding amount debited to additional paid-in capital.

The following presents the effect on the Company's previously issued financial statements for the nine months ended September 30, 2006. THE TABLES SET FORTH BELOW ONLY PRESENT THOSE ACCOUNTS THAT WERE AFFECTED BY THE RESTATEMENT.

Balance sheet at September 30, 2006:

                                                                                 Previously        Increase
                                                                                  Reported        (Decrease)       Restated
                                                                                  --------        ----------       --------

CURRENT LIABILITIES
Warrant Liability                                                                       --        6,583,902        6,583,902
TOTAL CURRENT LIABILITIES                                                        1,773,018        6,583,902        8,356,920

STOCKHOLDERS' EQUITY
Accumulated deficit                                                            (26,901,309)      (6,583,902)     (33,485,210)
TOTAL STOCKHOLDERS' EQUITY                                                         137,202       (6,583,902)      (6,446,699)


Statement of operations for the nine months ended September 30, 2006:


                                                                                 Previously        Increase
                                                                                  Reported        (Decrease)       Restated
                                                                                  --------        ----------       --------

OTHER INCOME (EXPENSE)
Fair value of warrant liability                                                         --       (6,583,902)      (6,583,902)
TOTAL OTHER INCOME (EXPENSE)                                                       (83,453)      (6,583,902)      (6,667,355)
NET LOSS                                                                        (2,131,768)      (6,583,902)      (8,715,670)
NET LOSS PER COMMON SHARE - BASIC & DILUTED                                          (0.13)           (0.40)           (0.53)

Statement of cash flows for the nine months ended September 30, 2006:

CASH FLOW FROM OPERATING ACTIVITIES:
Net loss                                                                        (2,131,768)      (6,583,902)      (8,715,670)

Adjustment to reconcile net loss to net cash used in operating activities:
Fair value of warrant liability                                                         --        6,583,902        6,583,902

The net effect of the restatement is an increase of $6,583,902 in total other expense for the nine months ended September 30, 2006 and an increase of $6,583,902 in net loss for the nine months ended September 30, 2006. As a result, basic and diluted net loss per share increased by $0.40 per share for the nine months ended September 30, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWINK, INC.



       /s/ Peter Wilkniss
---------------------------------------
Peter Wilkniss, Chief Financial Officer
Dated:  January 18, 2007


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